SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

SAXON CAPITAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No	fee required.

☐ Fee	computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

4860 Cox Road

Suite 300

Glen Allen, Virginia 23060

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Saxon Capital, Inc. will hold its Annual Stockholders’ Meeting at the Omni Richmond Hotel, 100 South 12th Street, Richmond, Virginia 23219, on Tuesday, May 20, 2003, at 8:00 A.M. local time, to:

•	Elect two directors for three-year terms ending in 2006 and until their successors are duly elected and qualified.

•	Transact any other business that may properly come before the Meeting.

If you own our common stock as of the close of business on March 31, 2003 (the “Record Date”), you can vote that stock by mailing the enclosed proxy card or voting at the meeting.

Only stockholders or their proxy holders and our guests may attend the meeting. For registered stockholders, two perforated admission tickets are included with this document. Please bring the admission ticket with you to the meeting. If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date. Those stockholders wishing to attend the meeting must present these admission tickets or other evidence of stock ownership at the meeting. Any questions regarding the meeting may be addressed to Saxon’s Investor Relations department at (804) 967-7879. The meeting will begin promptly at 8:00 a.m.

Stockholders who do not present admission tickets at the meeting will be admitted only upon verification of stock ownership at the registration desk.

Your Vote is Important! Whether or not you expect to attend in person, we urge you to vote your stock by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your stock will save us the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail. Sending in your proxy card will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

April 4, 2003	RICHARD D. SHEPHERD

Secretary

PROXY STATEMENT

We are sending this Proxy Statement to you, the stockholders of Saxon Capital, Inc. (“Saxon” or the “Company”), as part of the Board of Directors’ solicitation of proxies to be voted at the Company’s Annual Meeting of Stockholders at 8:00 a.m. on May 20, 2003, and at any adjournments or postponements of the meeting. The Annual Meeting will take place at the Omni Richmond Hotel located at 100 South 12th Street, Richmond, Virginia 23219.

Stockholders of record at the close of business on March 31, 2003 will be entitled to vote at the meeting on the basis of one vote for each share of stock held. On March 31, 2003, there were 28,392,746 shares of common stock outstanding. Each share outstanding on the record date will be entitled to one vote.

We are mailing this Proxy Statement and proxy card on or about April 4, 2003. We are also enclosing a copy of our Annual Report to Stockholders for 2002, and our Annual Report on Form 10-K that we have filed with the Securities and Exchange Commission, which includes the Company’s 2002 consolidated financial statements. The Annual Report to Stockholders for 2002 and our Annual Report on Form 10-K are not, however, part of the proxy materials.

PROPOSALS YOU ARE ASKED TO VOTE ON

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, you will be asked to elect two directors for terms of three years or until their successors are elected. Directors are elected by a plurality of votes cast.

The nominees for election are Richard A. Kraemer and Dennis G. Stowe. Each nominee is currently serving as a member of the Company’s Board of Directors. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. (See page 4 for additional information about the nominees).

If any nominee becomes unavailable for any reason, the persons named in the proxy card will vote for the candidate the Board selects to replace the nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT

YOU VOTE “FOR” THE TWO NOMINEES.

CORPORATE GOVERNANCE

In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, to help boost investor confidence that had fallen due to the corporate scandals facing several publicly held corporations. Upon becoming a public company in 2002, the Company adopted a strong stance to ensure that our investors could have confidence in our consolidated financial statements and corporate governance practices. In anticipation of new SEC regulations and pending changes in stock exchange listing requirements emanating from the legislation, the Company further strengthened its corporate governance measures. Saxon complies with and intends to be in compliance with all relevant best practices, rules and regulations of the SEC and NASDAQ under the Sarbanes-Oxley Act, including, but not limited to:

•	The Company’s Audit Committee and Compensation Committee have and continue to be comprised entirely of independent directors. The Audit Committee includes at least one “Audit Committee financial expert” as defined by SEC regulations.

•	The Company’s Audit Committee meets prior to each regular Board of Directors meeting and as otherwise needed. In addition, the Audit Committee meets at least quarterly with the Independent Auditors without Company management in attendance.

•	Commencing in 2002, the Company’s periodic filings pursuant to the Securities Exchange Act are certified by the Chief Executive Officer and the Principal Financial Officer.

•	The Company has implemented significant additional disclosure procedures and controls, and it fully expects that its procedures and controls will be effective in assuring timely and accurate financial reporting by the Company.

•	The Company complies and intends to comply with all new rules and regulations concerning related party transactions and loans to directors and executive officers.

•	The Company has updated its Code of Conduct in accordance with the new requirements, has communicated these updates to its directors, officers, and employees, and posted the Code of Conduct on the Company’s web site.

•	The Company’s quarterly and annual SEC filings are available at www.saxoncapitalinc.com.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Currently, the Board of Directors (the “Board”) consists of six directors, four of whom (Messrs. Harshfield, Kraemer, Wesselink, and Wageman) are independent directors.

The Board is divided into three classes: Class I, Class II, and Class III. At present, two directors are Class I directors, two directors are Class II directors, and two directors are Class III directors. The current term of office of directors in Class II expires at the 2003 Annual Meeting. The current terms of the Class III and Class I directors expire at the Annual Meetings to be held in 2004 and 2005, respectively.

The two persons named below, both currently serving as Class II directors, have been nominated by the Board of Directors for re-election as Class II directors to serve for a term to end at the 2006 Annual Meeting or until their successors are duly elected and qualified. Messrs. Kraemer and Stowe were appointed to their present terms of office by the Board of Directors on July 6, 2001. The information set forth below as to each nominee has been furnished by the nominee.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS

Name	Age	Principal Business Experience During Past Five Years and Certain Other Directorships	Director Since
Richard A. Kraemer	58

Mr. Kraemer is Vice Chairman of the Board. Since 2002, Mr. Kraemer has been a trustee of the American Financial Realty Trust. Since 2001, he has served as a director of The Community Bank. From 1996 to 1999, he was Vice Chairman of Republic New York Corporation, a publicly traded bank holding company. From 1993 to 1996, he was Chairman and Chief Executive Officer of Brooklyn Bancorp, the publicly traded holding company for Crossland Federal Savings Bank. Mr. Kraemer has held senior management positions for most of his thirty-year career. He received his undergraduate degree in real estate from Pace University.

			2001

Dennis G. Stowe	42

Mr. Stowe is our President, Chief Operating Officer, and a Director. He has served as President and Chief Executive Officer of Saxon Mortgage Services and Senior Vice President of Saxon Mortgage since 1994. Before joining Saxon Mortgage Services, Mr. Stowe was Vice President of Niagara Portfolio Management Corp. (Niagara), responsible for management and liquidation of Goldome Credit Corporation (GCC) pursuant to Niagara’s contract with the FDIC, serving as GCC’s Senior Vice President. Mr. Stowe received his Bachelors of Business Administration in Accounting with honors from the University of Texas at Arlington.

			2001

Set forth below is information concerning each of the other four directors of the Company whose three-year terms of office will continue after the 2003 Annual Meeting of Stockholders.

CLASS III DIRECTORS WHOSE TERMS EXPIRE IN 2004

Name	Age	Principal Business Experience During Past Five Years and Certain Other Directorships	Director Since
Edward G. Harshfield	65

Mr. Harshfield is Chairman of the Board. Until its sale in 2002, he was Chairman of the Board and Chief Executive Officer of MFN Financial Corporation, a nationwide non-prime automobile finance company. From 1993 through 2002, he was President and Chief Executive Officer and later Vice Chairman and Director of Cal Fed Bancorp. Mr. Harshfield currently serves as Director and Chairman, Compensation Committee for Venture Technologies, Inc., an on-line insurance brokerage company, and as a Director of Korea First Bank (Seoul) and member of the Risk Management and Audit Committees. Mr. Harshfield has held senior management positions in a variety of public and private companies for most of his forty-year career. He holds a certificate from the Advanced Management Program from Harvard Business School and received his undergraduate degrees from Southeastern University in Washington, D.C.

			2001

Michael L. Sawyer	46

Mr. Sawyer is our Chief Executive Officer and a Director. He has served as Saxon Mortgage’s President since December 1998. Before being named President, Mr. Sawyer had served as a Director and our Senior Vice President of Underwriting since 1995. Before joining Saxon, Mr. Sawyer served as Vice President and Director of Conduit Funding for Household Financial Services. From 1993 until 1994, Mr. Sawyer was general manager and director of correspondent lending for Novus Financial Corporation. From 1985 until 1993, Mr. Sawyer held various managerial positions for Ford Consumer Finance, including regional underwriting manager and manager of operations. Mr. Sawyer received his Bachelor’s degree in Liberal Arts from the University of Illinois, and received his Masters of Business Administration from the University of California, Irvine.

			2001

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2005

Name	Age	Principal Business Experience During Past Five Years and Certain Other Directorships	Director Since
David D. Wesselink	60

Mr. Wesselink has been Chairman and Chief Executive Officer of Metris Companies since December 2002. He joined Metris, a specialty finance company, as Chief Financial Officer in 1998 and was named Vice Chairman in 2000. From 1993 to 1998, he was the Chief Financial Officer of Advanta Corporation. Prior to Advanta, he spent more than 20 years at Household International and was named HFC’s Chief Financial Officer in 1982 and Senior Vice President in 1986. Since 1992, Mr. Wesselink has also served as a director of CFC International, a specialty chemical company whose stock is traded on the Nasdaq National Market. He is also a board member of the American Financial Services Association (AFSA), Central College, and the National Institute of Consumer Credit at Marquette University. He holds a bachelor’s degree from Central College in Pella, Iowa, and an M.B.A. from Michigan State University.

			2001

Thomas J. Wageman	68

Mr. Wageman has been Managing General Partner of TLT, Ltd. a financial services consulting business, since 1994. Since 1996 TLT, Ltd. has been the Trustee of the LMUSA Creditors Trust. From 1992 to l994, Mr. Wageman was Chairman of the Board and CEO of Sunbelt National Mortgage Company, remaining as a consultant to the Company until 1996, following its sale to First Tennessee National Corporation. He has held senior management and Board positions in a variety of public and private companies for most of his forty-year career. Mr. Wageman also serves on the board of directors of Nomas Corp., a real estate development company, First Horizon Asset Securitization, Inc., and Heritage Bancorp Inc. Mr. Wageman received his bachelor’s degree from the University of Notre Dame and his M.B.A. from the University of Chicago.

			2001

Committees of the Board

The Company’s Board has a Compensation Committee, an Executive Committee, and an Audit Committee.

The Compensation Committee.    The Compensation Committee has responsibility to:

•	review the salaries, benefits, and other compensation of our directors, officers, and employees;

•	administer equity-based compensation under our 2001 Stock Incentive Plan; and

•	make recommendations to our Board regarding the salaries, benefits, and other compensation of our directors, officers and employees.

The Compensation Committee is required to have at least two members, all of whom are independent directors. The Compensation Committee currently consists of Messrs. Wesselink (Chair), Harshfield, Kraemer, and Wageman. During 2002, the Compensation Committee met four (4) times.

The Executive Committee.    The Executive Committee has and may exercise all of the powers and authority of the Board in the management of our business and affairs, except where action of the Board is required by statute. The Executive Committee is comprised of Messrs. Harshfield (Chair), Kraemer, Wesselink, Wageman, and Sawyer. Actions by the executive committee require the consent of Messrs. Harshfield and Sawyer. The Executive Committee did not meet in 2002.

The Audit Committee.    The Audit Committee is comprised of four independent directors—Messrs. Kraemer (Chair), Harshfield, Wesselink, and Wageman. Nasdaq Marketplace Rules and the Company’s Audit Committee charter require that the Audit Committee have at least three members and all of whom must be “independent directors.” All of the members of our Audit Committee are “independent directors” under these applicable regulatory requirements as currently in effect. The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix A. Among other things, the Audit Committee is responsible for:

•	engaging the independent public accountants and approving all fees in advance;

•	monitoring the integrity of our financial reporting process and internal control systems regarding finance, accounting and legal compliance;

•	monitoring the independence and performance of our independent public accountants and our internal audit function; and

•	providing an avenue of communication among the independent public accountants, management, our internal auditors and the Board of Directors.

During 2002, the Audit Committee met six (6) times.

Attendance at Board and Committee Meetings

During 2002, the Board met eleven (11) times. No director attended fewer than 90% of the aggregate number of meetings held by the Board and the Committees of the Board on which he served during the period for which he has been a director.

Compensation of Directors

The Company pays its independent directors an annual retainer of $25,000 on a calendar year basis and a fee of $2,000 for each board or committee meeting attended, except for Mr. Harshfield who receives $6,000 for each board meeting attended and $2,000 for each committee meeting. In addition, each committee chairman receives an annual retainer of $3,000. The Company also reimburses all of its independent directors for reasonable expenses incurred in attending meetings. Effective January 1, 2003, the Company no longer pays an annual retainer for service as chairman of the Executive Committee.

In addition, upon joining the Board in 2001, Mr. Harshfield received options to purchase 250,000 shares of our common stock at an exercise price of $10.00, Mr. Kraemer and Mr. Wesselink each received options to purchase 75,000 shares of our common stock at the same exercise price; Mr. Wageman received options to purchase 75,000 shares of our common stock at an exercise price of $10.10. In each case, the options vest 25% each year over a four-year period. These grants were not made under our 2001 Stock Incentive Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed Deloitte & Touche LLP to serve as the Company’s independent public accountants for fiscal year 2003. Management has invited representatives of Deloitte & Touche LLP to be present at the meeting, and expects that they will attend. If present, these representatives will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Independent Auditors’ Fees.    For its 2002 services, the Company paid Deloitte & Touche LLP the following fees:

Audit Fees.    The aggregate fees for professional services rendered by Deloitte & Touche LLP in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2002 fiscal year was approximately $446,750.

Financial Information Systems Design and Implementation Fees.    There were no professional services rendered by Deloitte & Touche in the 2002 fiscal year relating to financial information systems design and implementation.

All Other Fees.    The aggregate fees for all other services rendered by Deloitte & Touche in the 2002 fiscal year was $137,760, which included attestation services rendered by Deloitte & Touche for matters such as audits of employee benefit plans and agreed-upon procedures.

The Audit Committee has considered whether the provision of services by Deloitte & Touche LLP under the caption “All Other Fees” above is compatible with maintaining the independence of Deloitte & Touche LLP.

AUDIT COMMITTEE REPORT

In December 2002, the Audit Committee adopted, and the Board of Directors approved, an amended charter, a copy of which is included as Appendix A to this proxy statement, outlining its responsibilities, policies and procedures.

In accordance with the Audit Committee Charter, management is responsible for the preparation, presentation, and integrity of the Company’s consolidated financial statements, accounting principles generally accepted in the United States of America, financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America.

The Committee has also reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2002 with the Company’s management and has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communication with Audit Committees). In addition, Deloitte & Touche LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with Deloitte & Touche LLP whether the provision of non-audit services provided by them to the Company during 2002 was compatible with their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Richard A. Kraemer, Chairman

Edward G. Harshfield

David D. Wesselink

Thomas J. Wageman

The foregoing Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth the total number and percentage of the Company’s shares of common stock beneficially owned as of February 28, 2003: (1) each director; (2) our Chief Executive Officer and each of our other five most highly compensated Executive Officers; (3) all Executive Officers and directors as a group; and (4) beneficial owners of 5% or more of the Company’s outstanding Common Stock. Except as otherwise noted below, the address of each of the persons in the table is c/o Saxon Capital, Inc., 4860 Cox Road, Suite 300, Glen Allen, Virginia 23060.

	Shares Beneficially Owned
Beneficial Owner	Number	Percent(1)
Wasatch Investment Advisors, Inc.(2)	3,201,740	11.3%
Franklin Mutual Advisers, LLC(3)	3,079,870	10.8%
Boston Partners Asset Management, L.P.(4)	2,551,730	9.0%
Friedman, Billings, Ramsey & Co., Inc.(5)	1,470,000	5.0%
Viking Global Performance LLC(6)	951,500	3.3%
Dennis G. Stowe	147,323	*
Michael L. Sawyer	146,952	*
Edward G. Harshfield	72,500	*
Richard A. Kraemer	28,750	*
Thomas J. Wageman(7)	28,750	*
David D. Wesselink	23,750	*
Frederick R. Elflein, Jr .	21,904	*
Jeffrey A. Haar	19,100	*
Bradley D. Adams	23,119	*
All Executive Officers and directors as a group (fourteen persons) (8)	588,785	2.0%

*	Less than 1%.

(1)	If a stockholder holds options or other securities that are exercisable or otherwise convertible into Common Stock within 60 days of February 28, 2003, we treat the Common Stock underlying those securities as owned by that stockholder, and as outstanding shares when we calculate that stockholder’s percentage ownership of the Company’s Common Stock. We do not, however, consider that Common Stock to be outstanding when we calculate the percentage ownership of any other stockholder.

(2)	Based on Schedule 13G filed on February 14, 2003 by Wasatch Investment Advisors, Inc. as investment adviser with the sole power to dispose and vote 3,201,740 shares of our common stock. The business address for Wasatch Advisors is 150 Social Hall Avenue, 4th Floor, Salt Lake City, Utah 84111.

(3)	Based on a Schedule 13G filed on January 30, 2003 by Franklin Mutual Advisers, LLC as investment adviser with the sole power to dispose and vote 3,079,870. The business address for Franklin Mutual Advisers, LLC is 51 J.F.K. Parkway, Short Hills, New Jersey 07078.

(4)	Based on a Schedule 13G filed on February 13, 2003 by Boston Partners Asset Management, L.P. as investment adviser with the sole power to dispose and vote 2,551,730. The business address of Boston Partners Asset Management, L.P. is 28 State Street, 21st Floor, Boston, MA 02109.

(5)

Based on information provided to us by Friedman, Billings, Ramsey & Co., Inc. (FBR) on March 19, 2003. FBR directly beneficially owns 1,080,000 shares issuable upon exercise of currently exercisable warrants and indirectly beneficially owns 1,470,000 as reported on a Schedule 13F filed on February 11, 2003. On July 6, 2001, we entered into a voting agreement with FBR, whereby FBR granted us the right to vote the shares of our common stock held by FBR. Under the terms of the voting agreement we must vote such shares in the same proportion as the vote of all of our other common stockholders on such matter. This agreement terminates with respect to any share held by FBR on the date such share is sold by FBR, and terminates in its entirety upon the earlier of the date of all such shares are sold by FBR, or the date FBR notifies us that it and its affiliates own less than 9% of our common stock The business address of FBR is Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209.

(6)	Based on a Schedule 13G/A filed on February 10, 2003 by Viking Global Performance LLC (VGP), Viking Global Equities LA (VGE), Viking Global Investors LP (VGI), O. Andreas Halvorsen, Brian T. Olson, and David C. Ott. VGP, as the general partner of VGE and Viking Global Equities III Portfolio, Ltd. (VGE III); VGI, as the provider of managerial services to VGE and VGE III and an affiliate of VGP, and Messrs. Halvorsen, Olson, and Ott, as Managing Directors of VGI and members of VGP, have shared power to dispose of and shared power to vote the common stock directly owned by VGP (951,500 shares). The business address for VGP is 280 Park Avenue, 36th Floor, New York, NY 10017.

(7)	Shares are held by TLT, Ltd., 433 Private Road 125, Savoy, Texas 75479. Stock options exercisable into Common Stock are held by Mr. Wageman. TLT, Ltd. is controlled by Mr. Wageman.

(8)	Includes only those shares beneficially owned by current Executive Officers and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

OIC Design, Inc.    During 2002, we paid $0.3 million to OIC Design, Inc. (“OIC”) for marketing and printing material. The owner and principal officer of OIC is the spouse of our Executive Vice President. The relationship with OIC was discontinued in 2002.

Mortgage Loans.    During 2002, we originated mortgage loans to our officers, directors and employees. These mortgage loans were underwritten to our underwriting guidelines. When making loans to our directors, officers, and employees, we waive loan origination fees that otherwise would be paid to us by the borrower, and reduce the interest rate by 25 basis points from the market rate. At December 31, 2002, we had $11.9 million of unpaid principal balances related to mortgage loans originated for officers, directors and employees of the Company. Effective December 1, 2002, the Company no longer renews or makes new mortgage loans to its Executive Officers or directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities and Exchange Commission requires that we disclose any late reports filed by directors, Executive Officers and beneficial owners of more than 10% of the Company’s common stock pursuant to Section 16(a) of the Securities Exchange Act during the last fiscal year. Based solely upon a review of all Forms 3, 4 and 5 furnished to the Company during 2002 and representations made to the Company by its directors, Executive Officers and beneficial owners that to the Company’s knowledge are subject to the reporting requirements of Section 16(a), the Company knows of no person that failed to file on a timely basis reports required by Section 16(a) during 2002.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total components paid or accrued by us during the last three fiscal years to our Chief Executive Officer and our five most highly compensated Executive Officers (“named Executive Officers”):

		Annual Compensation						Long Term Compensation
Name and Principal Position	Year	Salary(1)		Bonus		Other Annual Compensation(2)		Securities Underlying Options/SARs	LTIP Payouts(3)		All Other Compensation(4)
Michael L. Sawyer, Director and Chief Executive Officer	2002 2001 2000	$ $ $	325,008 281,254 183,705	$ $ $	407,858 349,392 72,082	$	— 11,630 —	— 500,000 —	$ $	— 121,747 183,502	$ $ $	7,667 117,906 5,182
Dennis G. Stowe, Director, President and Chief Operating Officer	2002 2001 2000	$ $ $	331,258 268,754 142,696	$ $ $	408,500 338,544 65,000	$	— 11,424 —	— 500,000 —	$ $	— 75,397 118,734	$ $ $	813 103,406 6,363
Frederick R. Elflein, Jr., Vice President, Retail Division	2002 2001 2000	$ $ $	150,000 140,000 124,081	$ $ $	387,982 277,395 75,680		— — —	— 67,500 —		— — —	$ $ $	5,267 73,958 5,527
Jeffrey A. Haar, Vice President, Correspondent Division	2002 2001 2000	$ $ $	150,300 82,500 60,908	$ $ $	357,638 487,788 551,606		— — —	— 67,500 —		— — —	$ $ $	6,908 6,480 5,100
Bradley D. Adams, Executive Vice President, Capital Markets	2002 2001 2000	$ $ $	197,452 137,002 104,648	$ $ $	275,533 87,850 55,000		— — —	50,000 82,500 —	$	— — 24,188	$ $ $	4,968 63,684 2,801
Robert G. Partlow, former Director, Executive Vice President, Chief Financial Officer and Treasurer(5)	2002 2001 2000	$ $ $	142,312 207,260 131,374	$ $	— 226,170 64,358		— — —	— 400,000 —	$ $	— 47,022 49,678	$ $ $	588,566 82,272 2,076

(1)	Includes personal time sellback.
(2)	None of the named executive officers received perquisites or benefits that met or exceeded the lesser of $50,000 or 10% of his respective salary plus bonus payments.
(3)	Long term incentive plan payments distributed from Dominion Resources’s Utility Growth Plan.
(4)	The amounts listed for 2002 are as follows:

	Above-market earnings on options	401(k) Match	Deferred Compensation Match	Stock Bonus Award	Severance
Michael L. Sawyer	—	$5,500	$2,167	—	—
Dennis G. Stowe	—	$813	—	—	—
Frederick R. Elflein, Jr.	—	$3,672	—	$1,595	—
Jeffrey A. Haar	—	$5,313	—	$1,595	—
Bradley D. Adams	—	$3,373	—	$1,595	—
Robert G. Partlow	$274,000	$1,545	$521	—	$312,500

(5)	Robert G. Partlow served as our Executive Vice President, Chief Financial Officer and Treasurer since June 29, 2001. Mr. Partlow resigned from these positions effective June 26, 2002.

Option/SAR Grants in Last Fiscal Year

The following table provides information concerning grants of options to purchase our common stock made during 2002 to our named Executive Officers. Grants of options were only made to one named Executive Officer during 2002.

	Individual Grants				Grant Date Value
Name	Number of Securities Underlying Options/ SARS Granted (1)	Percent of Total Options/SARS Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value(3)
Bradley D. Adams, Executive Vice President, Capital Markets	50,000	51.28%	$11.63	7/22/12	$389,342

(1)	The options with a strike price of $11.63 vest 25% each year over a four-year period beginning on July 22, 2003.
(2)	Includes 97,500 options granted to three employees under our 2001 Stock Incentive Plan.
(3)	The valuation calculations are solely for purposes of compliance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and are not intended to forecast possible future appreciation, if any, of our stock price. The grant date present value for the options expiring on July 22, 2012 is derived by using the Black-Scholes option pricing model with the following assumptions: option term of 10 years; an annualized risk-free interest rate range of 4.47%; a volatility rate of 51.08%, and a dividend yield of 0%. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.” This valuation model was not adjusted for risk of forfeiture or the vesting restrictions of the options for the options expiring on July 22, 2012, which became exercisable pro rata over a four-year period. This valuation model does not necessarily represent the fair market value of individual options. At the expiration date, the options will have no actual value unless, and only to the extent that, the price of the common stock appreciates from the grant date to the exercise date.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

The following table sets forth information regarding the number of securities underlying exercisable and unexercisable options, and the value of exercisable and unexercisable options held by the named Executive Officers as of December 31, 2002.

Name	Shares Acquired Upon Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARS at FY-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End($) Exercisable/Unexercisable(1)
Michael L. Sawyer, Director and Chief Executive Officer	0	0	125,000/375,000	$398,575/$1,195,725
Dennis G. Stowe, Director, President and Chief Operating Officer	0	0	125,000/375,000	$398,575/$1,195,725
Frederick R. Elflein, Jr., Vice President	0	0	16,875/50,625	$53,620/$160,860
Jeffrey A. Haar, Vice President	0	0	16,875/50,625	$53,620/$160,860
Bradley D. Adams, Executive Vice President	0	0	20,625/111,875	$65,577/$274,662
Robert G. Partlow, former Director, Executive Vice President, Chief Financial Officer and Treasurer (2)	100,000	$274,000	300,000/0	$956,580/$0

(1)	The amounts set forth represents the difference between the estimated fair market value of $13.19 per share as of December 31, 2002 and the exercise price of the in-the-money options, multiplied by the applicable number of shares underlying such options.
(2)	Mr. Partlow resigned from these positions effective June 26, 2002

Employment Agreements

We have entered into employment agreements with Messrs. Sawyer, Stowe, Adams and Robert B. Eastep, the Company’s Principal Financial Officer, Senior Vice President and Controller (the “Executives”) for three-year terms (or one-year terms with respect to Messrs. Adams and Eastep), which automatically renew for successive one-year terms unless previously terminated. The employment agreements require each of them to devote their best efforts to our interests and business and prohibit them from disclosing information, competing with us, and soliciting employees while employed and for specified periods after termination of employment for any reason other than for cause. Under the terms of these employment agreements, each of Messrs. Sawyer and Stowe is entitled to an annual base salary of $325,000. Mr. Adams and Mr. Eastep are entitled to an annual base salary of $225,000 and $200,000, respectively. Each Executive’s base salary may be increased by the Compensation Committee. The employment agreements also provide the Executives with an annual bonus of up to 100% of base salary, as determined by the Compensation Committee based upon their performance and our performance during the prior fiscal year. We also extend to each Executive specified benefits and reimbursement of expenses.

If each Executive complies with the terms of his employment agreement, and his employment is terminated, either by the Company (other than for cause) or voluntarily by the Executive for good reason, then the Executive generally is entitled to severance pay in the form of monthly payments in an amount equal to 1/12th of the sum of (A) the Executive’s annual base salary plus (B) 100% of the maximum bonus for the fiscal year in which termination occurs, less deductions required by law (“Severance Pay”) payable in accordance with our normal payroll practices, for twenty-four months (or in the case of Messrs. Adams and Eastep, twelve months) following such termination (the “Severance Payout Period”). Alternatively, provided that the Executive executes and delivers a general release within fifteen (15) days following such a termination of employment by us other than for cause or voluntarily by him for good reason, at the Executive’s sole election the Severance Pay is payable at the time of such delivery of the general release and will consist of a lump sum equal to the sum of the amounts described in clauses (A) and (B) above (or, in the case of Messrs. Sawyer and Stowe, 200% of such sum) and any stock option not previously vested by the terms of the original grant vest as of the date of such termination.

In the event of death or disability, there is no acceleration of the vesting of these options. To the extent not inconsistent with the terms of the 2001 Employee Stock Incentive Plan, the Executive’s options vest and become exercisable by the Executive’s estate at the same times as if the Executive had continued to be employed. The Executive’s estate or heirs are not entitled to any Severance Pay or employee benefits; except in the event of death, the Executive’s estate or heirs are entitled to a pro-rated bonus equal to 100% of the Executive’s base salary.

Each Executive’s employment agreement further provides that upon the consummation of a Change in Control (as defined below), the Executive is entitled to receive, in the form of monthly payments, an amount equal to 1/12th of the sum of (A) the Executive’s annual base salary plus (B) the maximum bonus for the fiscal year in which the consummation of a Change in Control occurs, less deductions required by law, payable in accordance with the normal payroll practices, for twenty-four months (or in the case of Messrs. Adams and Eastep, twelve months) following consummation of such Change in Control (the “Change in Control Payment”). Alternatively, at each Executive’s sole election, the Change in Control Payment is payable in a lump sum equal to 200% (or in the case of Messrs. Adams and Eastep, 100 percent) of the sum of the amounts described in clauses (A) and (B) above. The Change in Control Payment is in addition to, and not in lieu of, the Executive’s base salary and bonus, if any, payable in accordance with the terms of the Executive’s employment agreement. In addition, upon the consummation of a Change in Control, all of the Executive’s options become immediately and fully exercisable. Following the consummation of a Change in Control, the Executive is not entitled to receive Severance Pay in the event the Executive’s employment is terminated for any reason. For purposes of the employment agreements, “Change in Control” generally means (i) an acquisition, merger, or consolidation, or (ii) the sale of voting control or all or substantially all of our assets with, by, or to any person or entity in which our stockholders immediately prior to the effective date of such Change in Control do not own a majority of the outstanding shares of the capital stock of the surviving entity after such Change in Control. If the Executive’s employment is terminated other than for cause at any time following the public announcement of a prospective Change in Control, then, notwithstanding such termination, the Executive is entitled to receive the Change in Control Payment based on the Executive’s base salary in effect on the date of such termination; provided, however, that such Change in Control Payment is reduced by the total amount of any Severance Pay received by him, and thereafter he is not entitled to any further Severance Pay. In the event that any payments, distributions, or benefits provided or to be provided to the Executive, whether pursuant to their employment agreement or from other plans or arrangements maintained by us or any of our subsidiaries are determined to be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, the Executive is entitled to receive a payment on an after-tax basis equal to the excise tax imposed.

Benefit Plans

Our Executive Officers and independent directors are eligible to receive awards under our 2001 Stock Incentive Plan on the same basis as our other employees and consultants. Our Executive Officers are also entitled to participate in our 2001 Employee Stock Purchase Plan and our 401(k) Plan, subject to limitations imposed by the Internal Revenue Code.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of our Compensation Committee is or was formerly an officer or employee of the Company and its subsidiaries. No interlocking relationships exist between our Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationships existed in the past.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee, which is comprised entirely of independent directors, administers the Company’s 2001 Stock Incentive Plan, the Employee Stock Purchase Plan, the 401(k) Plan, and reviews and approves all issues related to executive compensation. The Company’s compensation policy for its executives is to promote outstanding performance by the executives and thereby to assist the Company in achieving its strategic and performance goals. To these ends, the Committee is guided by the need to attract and retain high caliber executives, and to provide incentives to those executives focused on advancement of the Company’s strategies and performance goals.

The Compensation Committee relies on three forms of compensation to achieve these goals: base salary, bonus, and stock option or other awards granted pursuant to our 2001 Stock Incentive Plan. The base salary and bonus are reviewed at least annually by the Compensation Committee, taking into account the provisions of any employment agreement between the Company and the executive. The Company uses stock options to align the long-range interests of its Executive Officers with the interests of stockholders. The quantity of stock options granted to Executive Officers is determined by taking into consideration the officer’s position with the Company, overall individual performance, the Company’s performance and an estimate of the long-term value of the award considering current base salary and any cash bonus award.

Compensation for the Chief Executive Officer

For 2002, Mr. Sawyer earned $732,866 in salary and bonus, as shown in the Summary Compensation Table on page 12. Pursuant to Mr. Sawyer’s employment agreement, effective June 7, 2001 with the Company, Mr. Sawyer’s base salary for 2002 was $325,000.

The Committee met and made several pay decisions related to Mr. Sawyer’s compensation in 2002. His annual incentive bonus of $407,858 was based on his achievement of targeted goals relating to certain aspects of the Company’s financial performance, as well as other targeted goals related to managerial performance. Following a review of the Company’s performance in 2002 and based on the Compensation Committee’s recommendation, Mr. Sawyer’s base salary was increased to $375,000 for 2003.

The Company’s compensation policy is primarily based upon the practice of pay-for-performance. Section 162(m) of the Internal Revenue Code imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid annually to the named Executive Officers. The Committee currently believes that the Company should be able to continue to manage its executive compensation program for the named Executive Officers so as to preserve the related federal income tax deductions, although individual exceptions may occur.

The Committee believes that its overall executive compensation program will be successful in providing competitive compensation appropriate to attract and retain highly qualified executives and also to encourage increased performance from the executive group, which will create added stockholder value.

David D. Wesselink (Chair)

Richard A. Kraemer

Edward G. Harshfield

Thomas J. Wageman

The foregoing Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Performance Graph

Set forth below is a performance graph comparing the yearly percentage change in the Company’s cumulative total stockholder return on its common stock to the cumulative total return of a broad equity market index and of a peer group of issuers. This graph compares the Company’s common stock to the Nasdaq US Stock Market Index and the Nasdaq Financial Stock Index over the period from January 16, 2002 (the date of registration of the Common Stock under Section 12 of the Securities and Exchange Act of 1934) by month through December 31, 2002. The graph assumes that the value of the investment in the common stock was $100 at the closing price of $11.50 per share and at the closing price for each index on that date and all dividends were reinvested. The stock price performance on the graph below is not necessarily indicative of future performance.

Date	Nasdaq US	Nasdaq Financial Stocks	SAXN
01/16/2002	100.00	100.00	100.00
01/31/2002	99.46	101.88	101.04
02/28/2002	89.11	103.27	96.52
03/28/2002	94.96	109.03	128.43
04/30/2002	87.07	112.90	135.74
05/31/2002	83.23	112.06	146.97
06/28/2002	75.69	110.69	141.48
07/31/2002	68.78	104.94	112.43
08/30/2002	68.05	107.34	122.61
09/30/2002	60.73	99.80	96.26
10/31/2002	69.02	102.24	93.04
11/29/2002	76.71	103.81	112.52
12/31/2002	69.27	102.95	108.78

OTHER MATTERS

Other than the one proposal described in this Proxy Statement, we know of no other business to be considered at the Annual Meeting. If any other matters are properly presented at the meeting, your signed proxy card authorizes Michael L. Sawyer, the Company’s Chief Executive Officer, and Richard D. Shepherd, the Company’s General Counsel and Secretary, to vote on those matters according to their best judgment.

QUORUM AND VOTING

Quorum.    A quorum is a majority of the voting power of the shares entitled to vote at the meeting. Since there were 28,392,746 eligible votes as of the Record Date, we will need at least 14,480,300 votes present in person or by proxy at the Annual Meeting for a quorum to exist.

Voting.    Any stockholder returning a proxy may revoke it by casting a ballot at the Meeting. Any proxy not revoked will be voted as specified by the stockholder. If no choice is indicated, a proxy will be voted in accordance with the Board’s recommendations.

Effect of an Abstention and Broker Non-Votes.    A stockholder who withholds votes in favor of the director nominees will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Broker non-votes, if any, will not be counted either in favor of or against the election of the nominees. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to the matters on our Annual Meeting agenda by their clients may vote their clients’ proxies in their own discretion.

Tabulation of Votes.    Representatives of American Stock and Transfer, the independent Inspector of Elections, will count the votes.

Mailing of Materials.    The Securities and Exchange Commission has adopted amendments to the proxy rules permitting companies and intermediaries to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement to those stockholders. This method of delivery, often referred to as “householding,” should reduce the amount of duplicate information that stockholders receive and lower printing and mailing costs for companies. We are not householding materials for our stockholders in connection with the Annual Meeting, however, we have been informed that certain intermediaries will household proxy materials.

If a broker or other nominee holds your shares, this means that:

•	Only one annual report and proxy statement will be delivered to multiple stockholders sharing an address unless you notify ADP at Householding Department, 51 Mercedes Way, Edgewood, NY 11717, to inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

•	You can contact us by calling our Investor Relations Department at (804) 967-7879 or by writing to Saxon Capital, Inc., Investor Relations Department, 4860 Cox Road, Suite 300, Glen Allen, VA 23060 to request a separate copy of the annual report and proxy statement for the Annual Meeting and for future meetings or you can contact your broker to make the same request.

•	You can request delivery of a single copy of annual reports or proxy statements from ADP at the address given above or from your broker if you share the same address as another stockholder.

YEAR 2003 STOCKHOLDERS PROPOSALS

If you are submitting a proposal to be included in next year’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, we must receive the proposal by December 6, 2003 in order for your proposal to be eligible for inclusion. If you are submitting a proposal outside of Rule 14a-8, we must receive it not less than 60 nor more than 90 days before May 20, 2004 in order for the proposal to be brought before the meeting.

GENERAL

Saxon will pay the costs relating to this Proxy Statement, the proxy, and the Annual Meeting. We are soliciting proxies by mailing this Proxy Statement and proxy card to the stockholders. In addition to solicitations by mail, some of the Company’s directors, officers, and regular employees may, without extra pay, make additional solicitations by telephone or in person. The Company will pay the solicitation costs, and will reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

To reduce postage costs, we sent materials at bulk mail rates. If, for whatever reason, you need another copy, please write Bobbi Roberts, our Vice President of Investor Relations, 4860 Cox Road, Suite 300, Glen Allen, Virginia 23060 or robertsb@saxonmtg.com.

Please complete, sign, and date the enclosed proxy card, which can be revoked by voting at the meeting, and mail it promptly in the enclosed postage-paid envelope. Your proxy may be revoked at any time before it is exercised by filing with the Company a written revocation of your proxy or a duly executed proxy bearing a later date, or by attending the meeting and voting in person on each matter brought before the meeting. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote in person at the meeting. Only stockholders or their proxy holders and Saxon Capital, Inc.’s guests may attend the meeting. For registered stockholders, two perforated admission tickets are included with this document. Please bring the admission ticket with you to the meeting. If your shares are held in the name of your broker, bank, or other nominee, you must bring to the meeting an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date. Any questions regarding the meeting may be addressed to Saxon’s Investor Relations department at (804) 967-7879, 4860 Cox Road, Suite 300, Glen Allen, VA 23060. The meeting will begin promptly at 8:00 a.m.

Stockholders who do not present admission tickets at the meeting will be admitted only upon verification of stock ownership at the registration desk.

Appendix A

Audit Committee Charter

(Effective December 1, 2002)

I.    AUDIT COMMITTEE PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

1.	Monitor the integrity of the Company’s financial reporting process and internal control systems regarding finance, accounting, and legal compliance.

2.	Monitor the independence and performance of the Company’s independent auditors and Internal Audit department.

3.	Provide an avenue of communication among the independent auditors, management, the Internal Audit department, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company’s expense, special legal, accounting, auditing, or other consultants or experts it deems necessary in the performance of its duties.

II.    AUDIT COMMITTEE COMPOSITION; CERTAIN COMPENSATION LIMITS; MEETINGS

Audit Committee members and its Chairman will be appointed by the Board of Directors. Audit Committee composition will at all times meet the requirements of applicable laws (“Securities Laws”) and of each stock exchange listing the Company’s shares (“Market Rules”). The Audit Committee will be comprised at all times of three or more directors as determined by the Board of Directors, each of whom will be independent directors, free from any relationship that would interfere with the exercise of his or her independent judgment. For purposes of Audit Committee membership, no director will be considered independent if (a) such director or any member of his or her family (within the meaning of the Securities Laws and Market Rules) has been employed as an executive officer of the Company or any of its affiliates within the three (3) years immediately prior to such determination, (b) such director owns or controls, directly or indirectly, 20% or more of the Company’s voting stock, or (c) such director does not satisfy any other requirement for independent status established from time to time by any applicable Securities Laws and Market Rules.

All members of the Audit Committee will have a basic understanding of finance and accounting and be able to read and understand financial statements, and at least one member of the Audit Committee will have the qualifications of a “financial expert” consistent with Securities Laws and Market Rules.

No Audit Committee member will receive or accept any consulting, advisory or other compensatory fee from the Company except in his or her capacity as a member of the Board of Directors or any other committee, determined in accordance with the Securities Laws and Market Rules.

The Audit Committee will meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair will prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least quarterly with management, the senior internal audit executive, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant and unusual findings based upon the independent auditors’ limited review procedures.

Appendix A

III.    AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

A.	Review and Approval Procedures

1.	Review and reassess the adequacy of this Charter at least annually; submit any Charter changes to the Board of Directors for approval; and cause the Charter to be published in accordance with Securities Laws.

2.	Review the Company’s annual audited financial statements and disclosures on Form 10-K and quarterly financial statements and disclosures on Forms 10-Q prior to release of earning results and filing or distribution of reports. Review should include reviews of significant and unusual transactions and discussion with management and independent and internal auditors regarding significant and unusual issues regarding accounting principles, practices, and judgments in order to consider the quality and transparency of the Company’s financial reporting.

3.	On a regular and timely basis, at least quarterly, discuss with the independent auditors information required by the Securities Laws to be reported to the Audit Committee, including the following: (a) all critical accounting policies; (b) all alternative treatments of financial information under GAAP that have been discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by management and the independent auditors; and (c) other material written communications between the independent auditors including any management letter or schedule of unadjusted differences.

4.	In consultation with management, the independent auditors, and the Internal Audit department, consider the integrity of the Company’s financial reporting processes and internal controls, disclosure controls, and disclosure procedures. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.

5.	Consistent with the Company’s Code of Conduct, establish procedures for the receipt, retention and treatment of complaints received by the Audit Committee regarding accounting, internal accounting controls, or auditing matters and the submission of confidential and anonymous concerns regarding questionable accounting or auditing matters. All such procedures will at all times comply with all provisions of law, regulation or Company policy that prohibit discipline of or discrimination against employees who report what they reasonably believe to be violations of any law, rule or regulation applicable to the Company.

6.	Review significant findings prepared by the independent auditors and the Internal Audit department together with management’s responses.

7.	Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with the American Institute of Certified Public Accountant’s Statement on Auditing Standards No. 61, Communications with Audit Committees (“SAS 61”).

8.	Annually assess the qualifications of each Audit Committee member as set forth in Section II above and assess the effectiveness of the Audit Committee, and present a report thereon to the Board of Directors.

9.	Require that management institute procedures assuring that any related party transactions and potential conflicts of interest of any director or executive officers will be brought to the Audit Committee’s attention in advance, and review and approve, or disapprove, any such related party transaction in advance.

Appendix A

B.	Oversight of Independent Auditors

The independent auditors report directly to the Audit Committee. As such, the Audit Committee will:

1.	Review performance of the independent auditors and annually appoint the independent auditors or approve any discharge of the independent auditors when circumstances warrant.

2.	Approve the annual engagement of the independent auditors for any and all services requested to be provided (audit, audit related, or tax services), subject to permissibility under the Securities Laws, and approve the fees and other significant compensation to be paid to the independent auditors, prior to commencement of performance of the services.

3.	Prior to engagement and thereafter as appropriate, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the independent auditors’ independence, including consideration of the significance of any non-audit services being provided to the Company.

4.	Consider and approve in advance any other audit or non-audit related services under circumstances (other than de minimus non-audit related services described in the Securities Laws and Market Rules) proposed to be provided by the independent auditors, subject to permissibility under the Securities Laws, and require management to prepare timely disclosure thereof to investors consistent with the Securities Laws. This responsibility may be delegated to one or more members of the Audit Committee in the committee’s discretion.

5.	Review the independent auditors’ annual audit plan and discuss the scope, staffing, locations, reliance upon management and general audit approach. The Audit Committee will ensure that the audit efforts of the independent auditors and the Internal Audit department assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the Company’s independent auditors, if necessary.

6.	Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors, changes in the audit plan, and difficulties encountered in the course of the audit, including any restrictions on the scope of the work or access to required information and any other matters required to be communicated to the Audit Committee in accordance with SAS 61.

7.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

8.	The Audit Committee will establish hiring policies for employees or former employees of the independent auditors. The Audit Committee will comply with all relevant laws and regulations relative to (i) rotation of independent auditors or independent audit personnel and (ii) the performance of services by an independent audit firm when a former employee of that firm currently serves as chief executive officer, chief financial officer, chief accounting officer or equivalent officer of the Company.

C.	Oversight of Internal Audit Department

The Internal Audit department reports directly to the Audit Committee. As such, the Audit Committee will:

1.	At the beginning of each year, and thereafter as necessary, review the budget, plan, and changes in plan, activities, organizational structure, and qualifications of the Internal Audit department.

2.	Review the appointment, performance, compensation, and replacement of the senior internal audit executive.

3.	Review significant reports prepared by the Internal Audit department together with management’s response and follow-up to these reports.

Appendix A

4.	At least quarterly, discuss with the senior internal audit executive, the adequacy of the Company’s internal controls.

5.	Discuss with the senior internal audit executive any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

6.	Meet in executive session with the senior internal audit executive, at least annually, to discuss any matters that the Audit Committee or the senior internal audit executive believes should be discussed private with the Audit Committee.

D.	Legal Compliance

1.	On at least an annual basis, review with the Company’s General Counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

2.	At least annually, review the Company’s Code of Conduct to recommend any updating or changes as needed, and consider the system management has established to enforce this code.

3.	Annually review a summary of potential conflicts of interest of any director or executive officers, and review the results of annual expense report audits for all directors and officers.

E.	Finance Management

1.	Meet in executive session with Finance management, at least annually, to discuss any matters that the Audit Committee or Finance management believes should be discussed in private with the Audit Committee.

2.	On a quarterly basis, review with management the results of operations, significant and unusual transactions, the impact of changes in accounting principles or adoption of new accounting principles, and the contents of any public filings prior to their distribution to the Securities and Exchange Commission.

3.	Prior to the release of quarterly financial statements, review management’s disclosure to the Audit Committee under Section 302 of the Sarbanes-Oxley Act (the “Act”) relating to the effectiveness of disclosure controls and procedures and internal controls. In addition, the Audit Committee will review the contents of the Chief Executive Officer and the Principal Financial Officer compliance certifications to be filed under Sections 302 and 906 of the Act.

F.	Other Matters

1.	The Audit Committee will annually prepare a report to shareholders for inclusion in the Company’s annual proxy statement relating to the performance of the Audit Committee’s duties as required by the Securities Laws.

2.	In discharging its responsibilities, the Company is responsible for providing the Audit Committee with the educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company, and other materials, as may be requested by the Audit Committee. The senior internal audit executive and Audit Committee will proactively, as needed, assess its needs for resources necessary for maintaining appropriate financial literacy, and will request such resources from the Company.

3.	The Audit Committee will maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

Appendix A

The Audit Committee’s specific responsibilities in carrying out its oversight role are delineated above. The Audit Committee charter will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices.

It is not the duty of the Audit Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s internal policies, procedures and controls. The Audit Committee relies on the expertise and knowledge of management, the internal auditors, and the independent auditors in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing the Company’s financial statements.

Appendix B – PROXY CARD

Directions to Omni Richmond Hotel

100 South 12th Street

(804) 344-7220 (Phone), (804) 344-7256 (Fax)

From the North

(Washington, DC, New York, Maryland)

•	Arriving on 95 South
•	Take exit 74A (195 or Downtown Expressway)
•	Take first exit which is Canal Street exit
•	Take right onto 10th Street (see signs for Shockoe Slip)
•	Take right at next light which is Cary Street
•	For Self Parking take the immediate right into the James Center underground parking
•	Omni Richmond Hotel is on the right at the corner of Cary Street and 12th Street
•	For Valet Parking take right onto 12th street, take immediate right into hotel motor entrance.

From the South

(Petersburg, North Carolina)

•	Arriving on 95 North
•	Take exit 74A (195 or Downtown Expressway)
•	Take first exit which is Canal Street exit
•	Next right onto 10th Street (see sign for Shockoe Slip)
•	Take first right at next light which is Cary Street
•	For Self Parking take the immediate right into the James Center underground parking
•	Omni Richmond Hotel is on the right at the corner of Cary Street and 12th Street
•	For Valet Parking take right onto 12th street, take immediate right into hotel motor entrance.

From the East

(Richmond International Airport, Virginia Beach, Williamsburg)

•	Arriving on 64 West
•	Follow signs for downtown Richmond which will put you on 5th Street
•	Go straight to Cary Street (about 9 blocks)
•	Take a left on Cary Street, go to 12th Street, Omni Richmond Hotel is on the right
•	Take immediate right into hotel motor entrance

OR

•	Arriving on 64 West
•	Take exit for 95 South
•	Take first exit which is Canal Street exit
•	Next right onto 10th Street (see sign for Shockoe Slip)
•	Take right at next light which is Cary Street
•	For Self Parking take the immediate right into the James Center underground parking
•	Omni Richmond Hotel is on the right at the corner of Cary Street and 12th Street
•	For Valet Parking take right onto 12th Street, take immediate right into hotel motor entrance

From the West

(West Virginia, Charlottesville)

•	Arriving on 64 East
•	Take exit for 95 South
•	Take exit 74A (195 or Downtown Expressway)
•	Take first exit which is Canal Street exit
•	Next right onto 10th Street (see sign for Shockoe Slip)
•	Take right at next light which is Cary Street
•	For Self Parking take the immediate right into the James Center underground parking
•	Omni Richmond Hotel is on the right at the corner of Cary Street and 12th Street
•	For Valet Parking take right onto 12th Street, take immediate right into hotel motor entrance

Your proxy card is attached below.

FOLD AND DETACH HERE

SAXON CAPITAL, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

MAY 20, 2003

This Proxy is Solicited on Behalf of Saxon’s Board of Directors

The undersigned hereby appoints Michael L. Sawyer and Richard Shepherd, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Saxon Capital Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Saxon Capital, Inc. in Richmond, Virginia, on Tuesday, May 20, 2003 at 8:00 A.M., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked.

SAXON CAPITAL, INC.

4860 Cox Road

Suite 300

Glen Allen, Virginia 23060

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM NO. 1	Please mark ☒ your votes as indicated

1. Election of Directors: Nominees 01 – Richard A. Kraemer 02 – Dennis G. Stowe

FOR election of all nominees ☐	WITHHOLD vote from all nominees ☐

Except for nominee(s) listed below from

whom vote is withheld:

(Continued and to be signed on other side)

This proxy when properly signed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE

VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

Receipt is hereby acknowledged of the Saxon Capital, Inc.

Notice of Meeting and Proxy Statement.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. If the holder is a corporation, execute in full corporate name by authorized officer.

Dated:                                                 , 2003

Signature

Signature

Please read the enclosed proxy statement, then vote and return the card at your earliest convenience.